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                                                               EXHIBIT 10.11(c)

MASTER FORM                                                    LOAN NO. ________
DEED OF TRUST
RECORDED BY

____________________________
VICE PRESIDENT
GUARANTY FEDERAL BANK, F.S.B.
8333 DOUGLAS AVENUE
DALLAS, TEXAS 75225


                          MASTER FORM OF DEED OF TRUST
                          (WITH SECURITY AGREEMENT AND
                        ASSIGNMENT OF RENTS AND LEASES)


       By this agreement dated, _____________, 1997, the undersigned, NEWMARK HOMES, L.P., a Texas limited partnership ("Grantor," whether one or more), whose address is 1200 Soldiers Field Drive, Sugarland, Texas 77479, to secure the indebtedness and obligations hereinafter described, does hereby GRANT, BARGAIN, SELL, ASSIGN, and CONVEY unto Thomas M. Covert, as trustee ("Trustee"), for the benefit of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank organized and existing under the laws of the United States ("Beneficiary"), whose address is 8333 Douglas Avenue, Dallas, Texas 75225, the real property (the "Land") situated in the County or Counties in the State of Texas as more particularly described in Deed(s) of Trust Incorporating by Reference a Master Form Deed Of Trust that specifically incorporates by reference provisions of this Master Form of Deed of Trust (this "Deed of Trust").

       TOGETHER WITH  the following, whether now owned or hereafter acquired by
Grantor: (a) all improvements (the "Improvements") now or hereafter attached to or placed, elected, constructed or developed on the Land; (b) all equipment, fixtures, furnishings, inventory and articles of personal property (the "Personal Property") now or hereafter attached to or used in or about the Improvements or which are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they are to be constructed, and all replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Land or Improvements;
(c) all building materials and equipment now or hereafter delivered to and intended to be installed in or on the Land or the Improvements; (d) all plans and specifications for the Improvements; (e) all of Grantor's rights (but not its obligations) under any contracts relating to the Land, the Improvements or the Personal Property; (f) all permits, licenses, and other rights and privileges obtained in connection with the Land, the Improvements or the Personal Property; (g) all proceeds arising from or by virtue of the sale, lease or other disposition of the Land, (the Improvements or the Personal Property; (h) all proceeds (including premium refunds) of each policy of insurance relating to the Land, the Improvements or the Personal Property; (i) all proceeds from the taking of any of the Land, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof; (j) all right, title and interest of Grantor in and to all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Land; (k) all of the leases, rents, royalties, bonuses, issues, profits, revenues or other benefits of the Land, the Improvements or the Personal Property, including without limitation, cash or securities deposited pursuant to leases to secure performance by the lessees of their obligations thereunder; (l) all rights, hereditaments and appurtenances pertaining to the foregoing; and (m) other interests of every kind and character that Grantor now has or at any time hereafter acquires in and to the Land, Improvements and Personal Property described herein and all property described herein and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Grantor with respect to such property. The above-described property is collectively called the "Mortgaged Property."

       TO HAVE AND TO HOLD the Mortgaged Property, together with the rights, privileges and appurtenances thereto belonging, unto the Trustee and his substitutes or successors, forever,





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and Grantor hereby binds itself and its heirs, executors, administrators, personal representatives, successors and assigns to warrant and forever defend the Mortgaged Property unto the Trustee, his substitutes or successors and assigns, against the claim or claims of all persons claiming or to claim the same or any part thereof.

                                   ARTICLE I

                                  INDEBTEDNESS

       This Deed of Trust is given to secure the following:

       Section 1.1 Note. Payment of the indebtedness evidenced by the promissory note (such note and all amendments thereto, if any, collectively referred to as the "Note"), dated ______________________________, 199_, in the stated principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), executed by Grantor, payable to the order of Beneficiary and bearing interest and being payable as set forth therein, and all modifications, increases, refinancings, renewals and extensions thereof.

       Section 1.2 Loan Agreement. Performance of all obligations of Grantor under any loan agreement (the "Loan Agreement") between Grantor and Beneficiary pertaining to the use of the proceeds of the Note.

       Section 1.3 Deed of Trust. Payment of all sums advanced by Beneficiary to or for the benefit of Grantor contemplated hereby and performance of all obligations and covenants herein contained.

       Section 1.4 Other Indebtedness. (a) Payment of all other indebtedness, of whatever kind or character, now owing or which may hereafter become owing by Grantor to Beneficiary, and (b) payment of all other indebtedness, of whatever kind or character, now owing or which may hereafter become owing to Beneficiary, by any of the entities set forth in Exhibit A to the Loan Agreement, whether such indebtedness is evidenced by note, open account, overdraft, endorsement, surety agreement, guaranty, letter(s) of credit, or otherwise, it being reasonably contemplated that such additional indebtedness owing to Beneficiary may be incurred, from time to time, subsequent to the date hereof.

       The obligations above described are hereinafter collectively called the "Indebtedness." This Deed of Trust, the Note, the Loan Agreement, any guaranty guaranteeing the payment and performance of any of the Indebtedness, and any other instrument given to evidence or further secure the Indebtedness are hereinafter collectively called the "Loan Instruments."

                                   ARTICLE II

                         ASSIGNMENT OF RENTS AND LEASES

       Section 2.1 Assignment of Rents, Profits, etc. All of the rents, royalties, bonuses, issues, profits, revenue, income, and other benefits derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any lease or agreement pertaining thereto and liquidated damages following default under such leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property, together with any and all rights that Grantor may have against any tenant under such leases or any subtenants or occupants of any part of the Mortgaged Property (hereinafter called the "Rents") are hereby absolutely and unconditionally assigned to Beneficiary to be applied by Beneficiary in payment of the Indebtedness. Notwithstanding any provision of this Deed of Trust or any other of the Loan Instruments which might be construed to the contrary, the assignment in this Section is an absolute assignment and not merely a security interest. However, Beneficiary's rights as to the assignment shall be exercised only upon the occurrence of an Event of Default (as hereinafter defined).
Prior to an Event of Default, Grantor shall have a license to collect and receive all Rents as trustee for the





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benefit of Beneficiary and Grantor, and Grantor shall apply the funds so collected first to the payment of the Indebtedness in such manner as Beneficiary elects and thereafter to the account of Grantor. All Rents not actually paid to Beneficiary to apply on the Indebtedness shall not constitute payment on the Indebtedness.

       Section 2.2 Assignment of Leases. Grantor hereby assigns to Beneficiary all existing and future leases, including subleases thereof, and any and all extensions, renewals, modifications, and replacements thereof, upon any part of the Mortgaged Property (the "Leases"), Grantor hereby further assigns to Beneficiary all guaranties of tenants' performance under the Leases. Prior to an Event of Default, Grantor shall have the right, without joinder of Beneficiary, to enforce the Leases, unless Beneficiary directs otherwise.

       Section 2.3 Leasing. Grantor covenants and agrees that, without the prior written consent of Beneficiary, it shall not enter into any Lease of the Mortgaged Property.

       Section 2.4 Beneficiary in Possession; Indemnification. Beneficiary's acceptance of this assignment shall not, prior to entry upon and taking possession of the Mortgaged Property by Beneficiary, be deemed to constitute Beneficiary a "mortgagee in possession," nor obligate the Beneficiary to appear in or defend any proceeding relating to any of the Leases or to the Mortgaged Property, take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Grantor by any lessee and not delivered to Beneficiary. Beneficiary shall not be liable for any injury or damage to person or property in or about the Mortgaged Property. Grantor hereby indemnifies and holds Beneficiary harmless from all liability, damage or expense incurred by Beneficiary from any claims under the Leases, including, without limitation, claims by Tenants for security deposits or for rental payments more than one (1) month in advance and not delivered to Beneficiary. All amounts indemnified against hereunder, including reasonable attorneys' fees, if paid by Beneficiary shall bear interest at the maximum lawful rate and shall be payable by Grantor immediately without demand, and shall be secured hereby.

                                  ARTICLE III

                               SECURITY AGREEMENT

       Section 3.1 Security Interest. This Deed of Trust shall be a security agreement between Grantor, the debtor, and Beneficiary, as the secured party, covering the Mortgaged Property constituting personal property or fixtures governed by the Texas Uniform Commercial Code (hereinafter called the "Code"), and Grantor grants to Beneficiary a security interest in such portion of the Mortgaged Property. In addition to Beneficiary's other rights hereunder, Beneficiary shall have all rights of a secured party under the Code. Grantor shall execute and deliver to Beneficiary all financing statements that may be required by Beneficiary to establish and maintain the validity and priority of Beneficiary's security interest, and Grantor shall bear all costs thereof, including all Uniform Commercial Code searches reasonably required by Beneficiary. If Beneficiary should dispose of any of the Mortgaged Property pursuant to the Code, ten (10) days' written notice by Beneficiary to Grantor shall be deemed to be reasonable notice; provided, however, Beneficiary may dispose of such property in accordance with the foreclosure procedures of this Deed of Trust in lieu of proceeding under the Code.

       Section 3.2 Notice of Changes. Grantor shall give advance notice in writing to Beneficiary of any proposed change in Grantor's name, identity, or structure and will execute and deliver to Beneficiary, prior to or concurrently with the occurrence of any such change all additional financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary's security interest with respect to any of the Mortgaged Property described or referred to herein.

       Section 3.3 Fixtures. Some of the items of the Mortgaged Property described herein are goods that are or are to become fixtures to the Land, and it is intended that, as to those goods, this Deed of Trust shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the county in which the





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Mortgaged Property is situated. Information concerning the security interest created by this instrument may be obtained from Beneficiary, as secured party, at the address of Beneficiary stated above. The mailing address of the Grantor, as debtor, is as stated above.

                                   ARTICLE IV

                     REPRESENTATIONS, WARRANTIES, COVENANTS
                           AND AGREEMENTS OF GRANTOR

       Grantor does hereby covenant, warrant and represent to and agree with Beneficiary as follows:

       Section 4.1 Payment and Performance. Grantor shall make all payments on the Indebtedness when due and shall punctually and properly perform all of Grantor's covenants, obligations and liabilities under the Loan Instruments.

       Section 4.2 Title to Mortgaged Property and Lien of this Deed of Trust. Grantor has good and indefeasible fee simple title to the Land and the Improvements, and good and indefeasible title to the Personal Property, free and clear of any liens, charges, encumbrances, security interests, and adverse claims whatsoever, except as otherwise provided herein. If the interest of Beneficiary in the Mortgaged Property, or any part thereof, shall be endangered or shall be attacked, directly or indirectly, Grantor hereby authorizes Beneficiary, at Grantor's expense, to take all necessary and proper steps for the defense of such interest, including the employment of counsel, the prosecution or defense of litigation, and the compromise or discharge of claims made against such interest.

       Section 4.3 Organization, Power, and Existence. Grantor (a) is duly organized and validly existing under applicable state laws and in good standing under the laws of the state of its formation and the laws of the State of Texas, (b) has complied with all conditions prerequisite to its lawfully doing business in the state where the Land is situated, and (c) has all requisite power and all governmental certificates of authority, licenses, permits, qualifications, and documentation to own, lease and operate its properties and to carry on its business as it is now being, and as it is proposed to be, conducted. All Loan Instruments are within Grantor's powers, have been duly authorized by all requisite action and are not in contravention of law or the powers of Grantor's organizational documents. Grantor will preserve and keep in full force and effect its existence, rights, franchises, and trade names.

       Section 4.4 Insurance. Grantor shall, at its sole cost and expense, obtain and maintain title insurance, public liability insurance and builder's risk and casualty insurance in such forms and amounts as are required by the Loan Agreement, or otherwise required by Beneficiary. Grantor shall deliver the policies of insurance to Beneficiary promptly as issued; and, if Grantor fails to do so, Beneficiary, at its option, may procure such insurance at Grantor's expense. All renewal and substitute policies of insurance shall be delivered at the office of Beneficiary, premiums paid, at least ten (10) days before termination of policies theretofore delivered to Beneficiary. In case of loss, Beneficiary, at its option, shall be entitled to receive and retain the proceeds of the insurance policies, applying the same on the Indebtedness in such manner as Beneficiary may elect. If any loss shall occur at any time when Grantor shall be in default hereof, Beneficiary shall be entitled to the benefit of all insurance held by or for any Grantor, to the same extent as if it had been made payable to Beneficiary, and upon foreclosure hereunder, Beneficiary shall become the owner thereof.

       Section 4.5 Taxes and Assessments. Grantor will pay all taxes and assessments against or affecting the Mortgaged Property as the same become due and payable, and, upon request by Beneficiary, Grantor will deliver to Beneficiary such evidence of the payment thereof as Beneficiary may require, and, if Grantor fails to do so, Beneficiary may pay them, together with all costs and penalties thereon, at Grantor's expense.

       Section 4.6 Tax and Insurance Escrow. At the request of Beneficiary, Grantor shall create a fund or reserve for the payment of all insurance premiums, taxes and assessments against





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or affecting the Mortgaged property in such amount and in such manner as
Beneficiary shall request.

       Section 4.7 Condemnation. All judgments, decrees and awards for injury or damage to the Mortgaged Property, and all awards pursuant to proceedings for condemnation thereof are hereby assigned in their entirely to Beneficiary, who may apply the same to the Indebtedness in such manner as it may elect; and Beneficiary is hereby authorized, in the name of Grantor, to execute and deliver valid acquittance for, and to appeal from, any such award, judgment or decree. Immediately upon its obtaining knowledge of the institution or the threatened institution of any proceedings for the condemnation of the Mortgaged Property, Grantor shall notify Beneficiary of such fact. Grantor shall then, if requested by Beneficiary, file or defend its claim thereunder and prosecute same with due diligence to its final disposition, and shall cause any awards or settlements to be paid over to Beneficiary for disposition pursuant to the terms of this Deed of Trust. Beneficiary shall be entitled to participate in and to control same and to be represented therein by counsel of its own choice, and Grantor will deliver, or cause to be delivered, to Beneficiary such instruments as may be requested by it from time to time to permit such participation. In the event Beneficiary, as a result of any such judgment, decree or award, reasonably believes that the payment or performance of any obligation secured by this Deed of Trust is impaired, Beneficiary may, without notice, declare all of the indebtedness immediately due and payable.

       Section 4.8 Taxes on Note or Deed of Trust. If any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Deed of Trust, or upon any rights, titles, liens, or security interests created hereby, or upon the Note, or any part thereof, Grantor shall immediately pay all such taxes; provided, that if it is unlawful for Grantor to pay such taxes, Grantor shall prepay the Note in full after demand therefor by Beneficiary.

       Section 4.9 Statements by Grantor. At the request of Beneficiary, Grantor shall furnish promptly a written statement or affidavit, in such form as may be required by Beneficiary, stating the unpaid balance of the Note, the date to which interest has been paid and that there are no offsets or defenses against full payment of the Note and performance of the terms of the Loan Instruments, or if there are any such offsets or defenses, specifying them.

       Section 4.10 Repair, Waste, etc. Grantor will keep every part of the Mortgaged Property in good operating order, repair and condition and shall not commit or permit any waste thereof. Grantor will make promptly all repairs, renewals and replacements necessary to such end. Grantor will discharge all claims for labor performed and material furnished therefor, and will not suffer any lien of mechanics or materialmen to attach to any part of the Mortgaged Property. Grantor shall have the right to contest in good faith the validity or any such mechanics' or materialmen's lien, provided Grantor shall first deposit with Beneficiary a bond or other security satisfactory to Beneficiary in such amount as Beneficiary shall require, and provided further that Grantor shall thereafter diligently proceed to cause such lien to be removed and discharged. Grantor will guard every part of the Mortgaged Property from removal, destruction and damage, and will not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be lessened.

       Section 4.11 No Pledge or Change of Stock or Partnership Interest. If Grantor is a corporation, the shareholders of Grantor shall not sell, pledge or assign any shares of the stock of Grantor without the prior written consent of Beneficiary. If Grantor is a partnership or joint venture, the partners or joint venturers of Grantor shall not sell, pledge or assign any of their partnership or joint venture interest in Grantor and no general partners or joint venturers shall withdraw from or be admitted into Grantor without the prior written consent of Beneficiary; provided, however, in no event shall this section apply with respect to the sale, pledge or assignment of limited partnership interests.

       Section 4.12 Compliance with Laws. Grantor, the Mortgaged Property, and the use thereof by Grantor shall comply with all laws, rules, ordinances, regulations, covenants, conditions, restrictions, orders and decrees of any governmental authority or court applicable to Grantor, Mortgaged Property, and its use, and Grantor shall pay all fees or charges of any kind in connection therewith.





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       Section 4.13 Hold Harmless.  Grantor will defend, at its own cost and expense, and hold Beneficiary harmless from, any proceeding or claim in any way relating to the Mortgaged Property or the Loan Instruments. All costs and expenses incurred by Beneficiary in protecting its interests hereunder, including all court costs and reasonable attorneys' fees, shall be borne by Grantor. The provisions of this Section shall survive the payment in full of the Indebtedness and the release of this Deed of Trust as to events occurring and causes of action arising before such payment and release.

       Section 4.14 Further Assurances. Grantor, upon the request of Beneficiary, will execute, acknowledge, deliver, and record such further instruments and do such further acts as may be necessary, desirable or proper to carry out the purposes of the Loan Instruments and to subject to the liens and security interests created thereby any property intended by the terms thereof to be covered thereby, including specifically but without limitation, any renewals, additions, substitutions, replacements, improvements, or appurtenances to the Mortgaged Property.

       Section 4.15 Payment of Debts. Grantor shall promptly pay when due all obligations regarding the ownership and operation of the Mortgaged Property except any such obligations which are being diligently contested in good faith by appropriate proceedings and as to which Grantor, if requested by Beneficiary, shall have furnished to Beneficiary security satisfactory to Beneficiary.

       Section 4.16 Modification by Subsequent Owners. Unless and until such time as this Deed of Trust is released with respect to any applicable portion of the Mortgaged Property, each Grantor agrees that it shall be bound by any modification of this Deed of Trust or any of the other Loan Instruments made by Beneficiary and any subsequent owner of such Mortgaged Property, with or without notice to such Grantor, and no such modifications shall impair the obligations of such Grantor under this Deed of Trust or any other of the Loan Instruments. Nothing in this Section shall be construed as permitting any transfer of the Mortgaged Property which would constitute an Event of Default under other provisions of this Deed Of Trust.

                                   ARTICLE V

                                ADDITIONAL LIENS

       Except as expressly set forth in the Loan Agreement, Grantor will not, without the prior written consent of Beneficiary, grant any lien, security interest, or other encumbrance affecting any of the Mortgaged Property ("Additional Lien"). If Beneficiary consents to an Additional Lien or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable, any such Additional Lien shall contain express covenants to the effect that the Additional Lien is unconditionally subordinate to this Deed of Trust and all modifications, renewals, extensions or increases thereof. Any default under an Additional Lien shall be an Event of Default hereunder.

                                   ARTICLE VI

                                 MISCELLANEOUS

       Section 6.1 Collection. If the Indebtedness shall be collected by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands or an attorney for collection after default or maturity, Grantor agrees to pay the reasonable attorneys' and collection fees in the amount set forth in the Note, and such fees shall be a part of the Indebtedness.

       Section 6.2 Change in Ownership. If the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than Grantor, or in the event of a change of ownership of Grantor, Beneficiary may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Indebtedness in the same





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manner as with Grantor without in any way vitiating or discharging Grantor's liability hereunder or on the Indebtedness. No sale of the Mortgaged Property, and no forbearance on the part of Beneficiary, and no extension of the time for the payment of the Indebtedness, shall operate to release or affect the original liability of Grantor.

       Section 6.3 Release of Lien. Grantor shall perform each of the covenants and agreements herein contained, then this conveyance shall become null and void and shall be released at Grantor's written request and expense; otherwise, it shall remain in full force and effect. No release or modification of this conveyance, or of any of the liens, security interests or assignments created and evidenced hereby shall be valid unless executed by Beneficiary.

       Section 6.4 Partial Release of Lien, Extension, etc. Any part of' the Mortgaged property may be released by Beneficiary without affecting the liens, security interests and assignments hereof against the remainder. The lien, security interest and other rights granted hereby shall not affect or be affected by any other security taken for the Indebtedness. The taking of additional security, or the extension or renewal of the Indebtedness or any part thereof, shall not release or impair the then, security interest and other rights granted hereby, or affect the liability of any endorser or guarantor or improve the right of any permitted junior lienholder; and this Deed of Trust, as well as any instrument given to secure any renewal or extension of the Indebtedness, or any part thereof, shall be and remain a first and prior lien, except as otherwise provided herein, on all of the Mortgaged Property not expressly released until the Indebtedness is paid.

       Section 6.5 Waiver of Marshalling and Certain Rights. To the extent that Grantor may lawfully do so, Grantor hereby expressly waives any right pertaining to the marshaling of assets, the exemption of homestead, administration of estates of decedents, or other matter to defeat, reduce or affect the right of Beneficiary to sell the Mortgaged Property for the collection of the Indebtedness (without any prior or different resort for collection), or the right of Beneficiary to the payment of the Indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other person and claimant.

       Section 6.6 No Waiver. No waiver of any default on the part of Grantor or breach of any of the provisions of this Deed of Trust or of any other instrument executed in connection with the Indebtedness shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such rights and powers may be exercised from time to time. Acceptance by Beneficiary of partial payments shall not constitute a waiver of the default by failure to make full payments.

       Section 6.7 Limitation on Interest. All agreements between Grantor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby limited, in accordance with the Note and the other Loan Instruments, so that in no contingency shall the interest contracted for, charged or received by Beneficiary exceed the maximum amount permissible under applicable law.

       Section 6.8  Successor and Assigns; Use of Terms.   The covenants herein
contained shall bind, and the benefits and advantages shall inure to, the respective heirs, executors administrators, personal representatives, successors, and assigns of the parties hereto. Whenever used, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The term "Grantor" shall include in their individual capacities and jointly all parties hereinabove named as a Grantor. The term "Beneficiary" shall include any lawful owner, holder, pledgee, or assignee of any of the Indebtedness. The duties, covenants, conditions, obligations, and warranties of Grantor in this Deed of Trust shall be joint and several obligations of Grantor and each Grantor, if more than one, and Grantor's heirs, executors, administrators, personal representatives, successors and assigns. Each party who executes this Deed of Trust and each subsequent owner of the Mortgaged Property, or any part thereof (other than Beneficiary), covenants and agrees that it will perform, or cause to be performed, each term and covenant of this Deed of Trust.





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       Section 6.9 Beneficiary's Consent.  In any instance hereunder where
Beneficiary's approval or consent is required or the exercise of Beneficiary's judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Beneficiary, and Beneficiary shall not, for any reason or to any extent, be required to grant such approval or consent or exercise judgment in any particular manner regardless of the reasonableness of either the request or Beneficiary's judgment.

       Section 6.10 Severability. If any provision of this Deed of Trust is held to be illegal, invalid, or unenforceable under present or future laws effective while this Deed or Trust is in effect, the legality, validity and enforceability or the remaining provisions of this Deed of Trust shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Deed of Trust a provision which is legal, valid and enforceable and as similar in terms to such illegal, invalid or unenforceable provision as may be possible. If any of the Indebtedness should be unsecured, the unsecured portion of the Indebtedness shall be completely paid prior to the payment of the secured portion of such Indebtedness, and all payments made on account of the Indebtedness shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Indebtedness.

       Section 6.11 Modification or Termination. The Loan Instruments may only be modified or terminated by a written instrument or instruments executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

       Section 6.12 No Partnership. Nothing contained in the Loan Instruments is intended to create any partnership, joint venture or association between Grantor and Beneficiary, or in any way make Beneficiary a co-principal with Grantor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

       Section 6.13 No Homestead. With respect to each Grantor who is an individual, no part of the Mortgaged Property constitutes any part of his business or residential homestead.

       Section 6.14 Headings. The Article, paragraph and Subparagraph headings hereof are inserted for convenience of reference only and shall not alter, define, or be used in construing the text of such Articles, Paragraphs or Subparagraphs

       Section 6.15 Construction Deed of Trust. This Deed of Trust constitutes a "construction mortgage" as defined in Section 9.313 of the Code and secures an obligation incurred for the construction of the Improvements, including the acquisition cost of the Land.

       Section 6.16 Notices. Except as otherwise provided in subparagraph (c) of Section 8.1 of this Deed of Trust, all notices, demands, requests, approvals and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when presented personally or deposited in a regularly maintained mail receptacle of the United States Postal Service, postage prepaid, registered or certified, return receipt requested, addressed to Grantor at its address set forth in the first paragraph of this Deed of Trust or to Beneficiary at its address set forth in Section 1.1 hereof, or such other address as Grantor or Beneficiary may from time to time designate by written notice to the other as herein required.

                                  ARTICLE VII

                               EVENTS OF DEFAULT

       The occurrence of any one of the following shall be a default hereunder ("Event of Default"):

       Section 7.1 Failure to Pay Indebtedness. Any of the Indebtedness is not paid when due, whether by acceleration or otherwise.

       Section 7.2 Non-Performance of Covenants. Any covenant in the Loan Instruments (other than any covenant involving the payment of money) is not fully and timely performed, or the occurrence of any default thereunder (following thirty [30] days written notice thereof).

       Section 7.3 False Representation. Any statement, representation or warranty in the Loan Instruments, any financial statement or any other writing delivered to Beneficiary in connection with the Indebtedness or by any guarantor thereof is false, misleading or erroneous in any material respect.

       Section 7.4 Bankruptcy or Insolvency. If the owner of the Mortgaged Property or any person obligated to pay the Indebtedness: (a) does not pay its debts as they become due or admits in writing its inability to pay its debts or makes a general assignment for the benefit of creditors; or (b) commences, or involuntarily becomes the subject of, any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; or (c) has a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of the Mortgaged Property or any other of its property, or has any court take jurisdiction of any other of its property through attachment, sequestration, or similar writ.

       Section 7.5 Transfer of the Mortgaged Property. Except with respect to a Partial Release (as defined in the Loan Agreement) as permitted under Paragraph 16 of the Loan Agreement, title to all or any part of the Mortgaged Property (other than obsolete or worn Personal Property replaced by adequate substitutes of equal or greater value than the replaced items when new) shall become vested in any party other than Grantor, whether by operation of law or otherwise.

       Section 7.6  Abandonment.  Grantor abandons any of the Mortgaged
Property.


       Section 7.7 Foreclosure of Other Liens. If the holder of any lien, security interest or assignment on the Mortgaged Property or any other property securing the payment or performance of any of the Indebtedness institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

                                  ARTICLE VIII

                                    REMEDIES

       Section 8.1 Exercise of Specific Remedies. If an Event of Default shall occur, Beneficiary may exercise any one or more of the following remedies, without notice:

              (a) Acceleration. Beneficiary may declare the Indebtedness immediately due and payable, without notice (except as required under Article VII above) whether the same shall become immediately due and payable. Grantor hereby waives notice of intent to accelerate and notice of acceleration.

              (b)    Enforcement of Assignment of Rents and Leases.
       Beneficiary may:

                     (1) terminate the license granted to Grantor to collect the Rents, collect and sue for the Rents in Beneficiary's own name, give receipts and releases therefor, and after deducting all expenses of collection, including reasonable attorneys' fees, apply the net proceeds thereof to any Indebtedness as Beneficiary may elect; and

                     (2) make, modify, enforce, cancel, terminate or accept surrender of any Leases, evict tenants, adjust the Rents, maintain, decorate, refurbish, repair, clean, and make space ready for renting, and otherwise do anything Beneficiary deems advisable in connection with the Mortgaged Property.

              (c) Foreclosure. Beneficiary may require the Trustee to foreclose this Deed of Trust and sell all or part of the Mortgaged Property, at public auction, in which case Beneficiary or Beneficiary's agent shall give notice of the foreclosure sale as provided by the Texas Property Code, as then amended, and/or otherwise in accordance with the requirements of the applicable laws of the State of Texas in effect at the time of such sale. Trustee may sell all or any portion of the Mortgaged Property. together or in lots or parcels, and may execute and deliver to the purchaser or purchasers of such property, good and sufficient deeds of conveyance of fee simple title with covenants of general warranty made on behalf of Grantor. In no event shall Trustee be required to exhibit, present or display at any such sale, any of the personalty described herein to be sold at such sale. Trustee making such sale shall receive the proceeds thereof and shall apply the same as follows: first, he shall pay the reasonable expenses of Trustee and a reasonable Trustee's fee or commission; second, he shall pay, so far as may be possible, the Indebtedness, discharging first that portion of the Indebtedness arising under the covenants or agreements herein contained and not evidenced by the Note, and third, he shall pay the residue, if any, to the persons legally entitled thereto. Payment of the purchase price to Trustee shall satisfy the obligation of the purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The sale or sales by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and if the proceeds of such sale or sales of less than the whole of the Mortgaged Property shall be less than the aggregate of the Indebtedness and the expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale or sales had been made; provided, however, that Grantor shall never have any right to require the sale or sales of less than the whole of the Mortgaged Property, but Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. If default is made hereunder, the holder of the Indebtedness or any part thereof on which the payment is delinquent shall have the option to proceed with foreclosure in satisfaction of such item either through judicial proceedings or by directing Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Indebtedness due, and if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the Indebtedness; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Deed of Trust shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness. At any such sale (1) Grantor hereby agrees, in its behalf and in behalf of its heirs, executors, administrators, successors, personal representatives and assigns, that any and all recitals made in any deed of conveyance given by Trustee with respect to the identity of Beneficiary, the occurrence or existence of any default, the acceleration of the maturity of any of the Indebtedness, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms, and manner of sale, and receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a substitute Trustee, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by Beneficiary or by Trustee hereunder, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and Grantor hereby ratifies and confirms every act that Trustee or any substitute Trustee hereunder may lawfully do in the premises by virtue hereof, (2) the purchaser may disaffirm any easement granted, or rental, lease or other contract made, in violation of any provision of this Deed of Trust, and may take immediate possession of the Mortgaged Property free from, and despite the terms of, such grant of easement and rental or lease contract; and (3) Beneficiary may bid and become the purchaser of all or any part of the Mortgaged Property at any trustee's or foreclosure sale hereunder, and the amount of Beneficiary's successful bid may be credited on the Indebtedness.

              (d) Lawsuits. Beneficiary may proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution or any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any Court or courts of competent jurisdiction.

              (e) Entry on Mortgaged Property. Upon occurrence of an event of default hereunder, Beneficiary may enter into and upon and take possession of all or any part of the Mortgaged Property, and may exclude Grantor, and all persons claiming under Grantor, and its or their agents or servants, wholly or partly therefrom; and, holding the same, Beneficiary may use, administer, manage, operate, and control the Mortgaged Property and may exercise all rights and powers of Grantor in the name, place and stead of Grantor, or otherwise, as Beneficiary shall deem best; and in the exercise of any of the foregoing rights and powers Beneficiary shall not be liable to Grantor for any loss or damage thereby sustained unless due solely to the willful misconduct or gross negligence of Beneficiary.

              (f) Trustee or Receiver. Beneficiary may make application to a court of competent jurisdiction as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, for appointment of a receiver of the Mortgaged Property and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the Court, and shall apply the Rents in accordance with the provisions of Section 2.1 hereof.

       Section 8.2 Tenancy at Will. In the event of a trustee's sale hereunder, if at the time of such sale Grantor occupies the portion of the Mortgaged Property so sold or any part thereof, Grantor shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of the portion of the Mortgaged Property so occupied, such rental to be due and payable daily to the purchaser. An action of forcible detainer shall lie if the tenant holds over after a demand in writing for possession of such Mortgaged Property.

       Section 8.3 Substitute Trustee. If, for any reason, Beneficiary prefers to appoint a substitute Trustee hereunder, Beneficiary may, from time to time, by written instrument, appoint one or more substitute Trustees, who shall succeed to all the estate, rights, powers, and duties of the original Trustee named herein. Such appointment may be executed by anyone acting in a representative capacity, and such appointment shall be conclusively presumed to have been executed with appropriate authority.

       Section 8.4 Indemnification of Trustee. Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by him in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and Trustee shall not be liable for interest thereon. Grantor hereby indemnifies Trustee against all liability and expenses which he may incur in the performance of his duties hereunder (other than for the gross negligence or willful misconduct of Trustee).

       Section 8.5 Beneficiary's Right to Perform. Upon Grantor's failure to make any payment or perform any act required by the Loan Instruments, then at any time thereafter, and without notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter the Mortgaged Property for such purpose and to take all such action thereon as it may deem necessary or appropriate.

       Section 8.6 Reimbursement of Expenditure. If Beneficiary shall expend any money chargeable to Grantor or subject to reimbursement by Grantor under the terms of the Loan Instruments, Grantor will repay the same to Beneficiary immediately at the place where the Note is payable. together with interest thereon at the highest rate permitted by applicable law from and after the date of each such expenditure by Beneficiary.

       Section 8.7 Other. Beneficiary may exercise any and all other rights, remedies and recourse granted under the Loan Instruments now or hereafter existing in equity or at law for the protection and preservation of the Mortgaged Property.

       Section 8.8 Remedies Cumulative, Concurrent and Nonexclusive. Beneficiary shall have all rights, remedies and recourse granted in the Loan Instruments available at law or equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property, or any portion thereof) and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated for the Indebtedness, or any part thereof or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive.

       Section 8.9 Rights and Remedies of Sureties. Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to Chapter 34 of the Business and Commerce Code of the State of Texas pertaining to the rights and remedies of sureties.

                                   ARTICLE IX

                               HAZARDOUS MATERIAL

       Section 9.1 Grantor's Warranties. Grantor hereby represents and warrants that, to the best of Grantor's knowledge, no hazardous waste (as defined in 42 U.S.C. Section 6901, et seq.) or hazardous substance (as defined in 42 U.S.C. Section 9601, et seq.), or other prohibited materials (together "Hazardous Materials") are now located on the Mortgaged Property and that neither Grantor nor, to the best of Grantor's knowledge, any other person has ever caused or permitted any Hazardous Materials to be placed, held, located or disposed of on, under or at the Mortgaged Property or any part thereof. To the best of Grantor's knowledge, no part of the Mortgaged Property has ever been used as a manufacturing, storage or dump site for Hazardous Materials nor is any part of the Mortgaged Property affected by an Hazardous Materials ("Hazardous Materials Contamination").

       Section 9.2 Grantor's Covenants. Grantor agrees to (a) give notice to Beneficiary immediately upon Grantor's acquiring knowledge of the presence of any Hazardous Materials on the Mortgaged Property or of any Hazardous Materials Contamination with a full description thereof; (b) promptly comply with any governmental requirement requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide Beneficiary with satisfactory evidence of such compliance; and (c) provide Beneficiary, within thirty (30) days after demand by Beneficiary, with a bond, letter of credit or similar financial assurance evidencing to Beneficiary's satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessments which may be established on the Mortgaged Property as a result thereof; provided, however, in any event the terms and provisions of this section shall be of no force and effect for such portions of the Mortgaged Property that Grantor has obtained a Partial Release (in accordance with the terms of the Loan Agreement) from this Deed of Trust and the Deeds of Trust Incorporated By Reference a Master Form Deed of Trust described in Article X below (and in no event shall any breach of this section be a basis for a refusal by Beneficiary to grant such Partial Release).

       Section 9.3 Indemnification. Grantor shall defend, indemnify and hold harmless Beneficiary and Trustee from any and all liabilities (including, without limitation, reasonable attorneys' fees and remedial costs), suits, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future (whether before or after the release of this Deed of

Trust) be paid, incurred or suffered by or asserted against, Beneficiary or Trustee by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from the Mortgaged Property of any Hazardous Materials or any Hazardous Materials Contamination or which arise out of or result from the environmental condition of the Mortgaged Property or the applicability of any governmental requirement relating to Hazardous Materials caused by Grantor, regardless of whether or not caused by or within the control of Beneficiary or Trustee; provided, however, in no event shall this Section 9.3 apply with respect to matters solely caused by or arising solely out of the gross negligence or willful misconduct of Beneficiary, nor shall this Section 9.3 limit or preclude any other right or remedy available to Beneficiary, either at law or in equity. The representations, covenants and warranties contained in this Article 9 shall survive the foreclosure, deed-in-lieu of foreclosure and/or release of this Deed of Trust.

       Section 9.4 Beneficiary's Right to Remove Hazardous Materials. Beneficiary shall have the right (but not the obligation), without in any way limiting Beneficiary's other rights and remedies under this Deed of Trust, to enter onto the Mortgaged Properly or to take such other actions as if deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Materials or Hazardous Materials Contamination on the Mortgaged Property following receipt of any notice from any person or entity asserting the existence of any Hazardous Materials or Hazardous Materials Contamination pertaining to the Mortgaged Property. All reasonable costs and expenses paid or incurred by Beneficiary in the exercise of any such rights shall be secured by this Deed of Trust and shall be payable by Grantor to Beneficiary upon demand.

                                   ARTICLE X

                           ADDITIONAL DEEDS OF TRUST

       It is anticipated that Grantor from time to time will execute one or more Deeds of Trust Incorporating by Reference a Master Form Deed of Trust incorporating by reference this Deed of Trust, to further secure the Indebtedness from time to time. A release of this Deed of Trust shall not effect a full release of this Deed of Trust so long as any Deed of Trust Incorporating by Reference a Master Form Deed of Trust that incorporates by reference this Deed of Trust is not released. Notwithstanding the previous sentence, if this Deed of Trust is released at such time as a Deed of Trust Incorporating by Reference a Master Form Deed of Trust that incorporates by reference provisions of this Deed of Trust is not released, then the Deed of Trust Incorporating by Reference a Master Form Deed of Trust shall continue in full force and effect, including the applicable provisions of this Deed of Trust incorporated by reference.

            (The balance of this page is intentionally left blank.)

       DATED AND EFFECTIVE AS OF the date first set forth above.


                                           GRANTOR:

                                           NEWMARK HOMES, L.P.,
                                           a Texas limited partnership

                                           By:    NEWMARK HOME CORPORATION,
                                                  a Nevada corporation,
                                                  General Partner


                                                  By: /s/ TERRY WHITE
                                                     ---------------------------
                                                     Name: Terry White
                                                          ----------------------
                                                     Title:
                                                           ---------------------



STATE OF TEXAS       )
                     )
COUNTY OF FORT BEND  )


       This instrument was acknowledged before me on September 3, 1997, by Terry White, Sr. Vice President of NEWMARK HOME CORPORATION, a Nevada corporation, General Partner of NEWMARK HOMES, L.P., a Texas limited partnership, on behalf of said limited partnership.


(SEAL)                               /s/ LINDA SOTIER
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas
My Commission Expires:


    3-10-2001                        Linda Sotier
-----------------------------        -------------------------------------------
                                     Printed Name of Notary


                                                            [SEAL]